Exhibit 10.1

Service Agreement No. 79133

Revision No. 3
SST SERVICE AGREEMENT
THIS AGREEMENT, made and entered into this 29 day of March, 2012, by and between COLUMBIA GAS TRANSMISSION, LLC ("Transporter") and UGI Utilities Inc. ("Shipper").
WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:
Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective SST Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Tariff, Fourth Revised Volume No. 1 ("Tariff"), on file with the Federal Energy Regulatory Commission (ConTI11ission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission.
Section 2. Term. Service under this Agreement shall commence as of November I, 2004 and shall continue in full force and effect until March 31, 2014. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff.
Section 3. Rates. Shipper shall pay Transporter the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter's maximum rate, but not less than Transporter's minimum rate. Such discounted rate may apply to: (a) specified quantities (contract demand or commodity quantities); (b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; (c) quantities during specified time periods; (d) quantities at specified points, locations, or other defined geographical areas; ( e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported); and (f) production and/or reserves committed by the Shipper. In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter's maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sections. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates which had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.
Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at 5151 San Felipe, Suite 2500, Houston, Texas 77056, Attention: Customer Services and notices to Shipper shall be addressed to it at
2525 N. 12th Street
STE 360
Reading, PA 19605
Attention: Claire Neri

, until changed by either party by written notice.
Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: 38022, 49884, 77372.
UGI Utilities Inc.                COLUMBIA GAS TRANSMISSION, LLC

By /s/ Robert F. Beard                By William Weber
Title President and CEO            Title Contracts Team Lead
Date 3/28/12                    Date 3/12/12

Transportation Demand

Begin Date	End Date	Transportation Demand Dth/D	Recurrence Interval

April 1, 2012	March 31, 2014	46,933	4/1-9/30

April 1, 2012	March 31, 2014	93,867	10/1-3/31

Appendix A to Service Agreement No.	79133	Revision No. 3

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	UGI Utilities Inc.

Primary Receipt Points
Begin Date	End Date	Scheduling Point No.	Scheduling Point Name	Maximum Daily Quantity (Dth/day)	Hourly Flowrate (Dth/hour) 1/	Recurrence Interval

April 1, 2012	September 30, 2012	STOR	RP Storage Point TCO	46,933		4/1 - 9/30

October 1, 2012	March 31, 2013	STOR	RP Storage Point TCO	93,867		10/1 - 3/31

April 1, 2013	September 30, 2013	STOR	RP Storage Point TCO	46,933		4/1 - 9/30

October 1, 2013	March 31, 2014	STOR	RP Storage Point TCO	93,867		10/1 - 3/31

Primary Delivery Points

Begin Date	End Date	Scheduling Point No.	Scheduling Point Name	Measuring Point No.	Measuring Point Name	Maximum Daily Delivery Obligation (Dth/day)	Design Daily Quantity (Dth/day)	Aggregate Daily Quantity 1/	Minimum Delivery Pressure Obligation (psig) 11	Hourly Flowrate (Dth/hour) 1/	Recurrence Interval

April 1, 2012	March 31, 2014	72-23	UGI CORP-23	600012	ROSEDALE	6,170			100		10/1-3/31

April 1, 2012	March 31, 2014	72-23	UGI CORP-23	600012	ROSEDALE	4,381			100		4/1-9/30

April 1, 2012	March 31, 2014	72-23	UGI CORP-23	600013	TATAMY	7,800			400		10/1-3/31

April 1, 2012	March 31, 2014	72-23	UGI CORP-23	600013	TATAMY	5,538			400		4/1-9/30

April 1, 2012	March 31, 2014	72-23	UGI CORP-23	600018	BOYERTOWN	4,050			400		10/1-3/31

April 1, 2012	March 31, 2014	72-23	UG! CORP-23	600018	BOYERTOWN	2,876			400		4/1-9/30

April 1, 2012	March 31, 2014	72-23	UGI CORP-23	600020	BIRDSBORO	22,340			400		10/1-3/31

April 1, 2012	March 31, 2014	72-23	UGI CORP-23	600020	BIRDSBORO	15,861			400		4/1-9/30

April 1, 2012	March 31, 2014	72-23	UGI CORP-23	600021		20,811					10/1-3/31

April 1, 2012	March 31, 2014	72-23	UGI CORP-23	600021		14,776					4/1-9/30

April 1, 2012	March 31, 2014	72-23	UGI CORP-23	600023	Bally	11,000					10/1-3/31

April 1, 2012	March 31, 2014	72·23	UGI CORP-23	600023	Bally	7,810					4/1-9/30

April 1, 2012	March 31, 2014	72-23	UGI CORP-23	600032		20,811					10/1-3/31

April 1, 2012	March 31, 2014	72~23	UGI CORP-23	600032		14,776					4/1-9/30

April 1, 2012	March 31, 2014	72-23	UGI CORP-23	637254	UGI/CONECTIV	85,000			430		10/1-3/31

Appendix A to Service Agreement No.	79133	Revision No. 3

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	UGI Utilities Inc.

Begin Date	End Date	Scheduling Point No.	Scheduling Point Name	Measuring Point No.	Measuring Point Name	Maximum Daily Delivery Obligation (Dth/day)	Design Daily Quantity (Dth/day)	Aggregate Daily Quantity 1/	Minimum Delivery Pressure Obligation (psig) 11	Hourly Flowrate (Dth/hour) 1/	Recurrence Interval

April 1, 2012	March 31, 2014	72-23	UGI CORP-23	637254	UGI/CONECTIV	60,350			430		4/1-9/30

April 1, 2012	March 31, 2014	72-25	UGI CORP-25	600019	MILLWAY	15,376			400		10/1-3/31

April 1, 2012	March 31, 2014	72-25	UGI CORP-25	600019	MILLWAY	10,917			400		4/1-9/30

April 1, 2012	March 31, 2014	72-25	UGI CORP-25	600030	HARRISBURG	30,005			400		10/1-3/31

April 1, 2012	March 31, 2014	72-25	UGI CORP-25	600030	HARRISBURG	21,304			400		4/1-9/30

April 1, 2012	March 31, 2014	72·25	UGI CORP-25	600033	MT. JOY	1,686			100		10/1-3/31

April 1, 2012	March 31, 2014	72-25	UGI CORP-25	600033	MT. JOY	1,197			100		4/1 -9/30

April 1, 2012	March 31, 2014	72-25	UGI CORP-25	600036	LITITZ	2,976			300		10/1-3/31

April 1, 2012	March 31, 2014	72-25	UGI CORP-25	600036	LITITZ	2,113			300		4/1-9/30

April 1, 2012	March 31, 2014	72-25	UGI CORP-25	600037	MANHEIM	1,488			150		10/1-3/31

April 1, 2012	March 31, 2014	72-25	UGI CORP-25	600037	MANHEIM	1,056			150		4/1-9/30

April 1, 2012	March 31, 2014	72-25	UGI CORP-25	600038	NEW HOLLAND	22,356			200		10/1-3/31

April 1, 2012	March 31, 2014	72-25	UGI CORP-25	600038	NEW HOLLAND	15,873			200		4/1-9/30

April 1, 2012	March 31, 2014	72-25	UGI CORP-25	603470	MARIETTA	13,800			400		10/1-3/31

April 1, 2012	March 31, 2014	72-25	UGI CORP·25	603470	MARIETTA	9,798			400		4/1-9/30

April 1, 2012	March 31, 2014	72-25	UGI CORP-25	604626	LOCUST POINT	27,700			500		10/1-3/31

April 1, 2012	March 31, 2014	72-25	UGI CORP-25	604626	LOCUST POINT	19,667			500		4/1-9/30

April 1, 2012	March 31, 2014	72-25	UGI CORP-25	630112	UGI Morgantown	2,500			60		10/1-3/31

April 1, 2012	March 31, 2014	72-25	UGI CORP-25	630112	UGI Morgantown	1,775			60		4/1-9/30

April 1, 2012	March 31, 2014	C22	EAGLE-25	632170	EAGLE C.S. (74-	0					10/1-3/31

April 1, 2012	March 31, 2014	C22	EAGLE-25	632170	EAGLE C.S. (74-	0					4/1-9/30

April 1, 2012	March 31, 2014	C23	PENNSBURG-23	631929	PENNSBURG (74-	0					10/1-3/31

April 1, 2012	March 31, 2014	C23	PENNSBURG-23	631929	PENNSBURG (74-	0					4/1-9/30

Appendix A to Service Agreement No.	79133	Revision No. 3

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission, LLC

and (Shipper)	UGI Utilities Inc.

1/	Application of MDDOs, DDQs and ADQs and/or minimum pressure and/or hourly flowrate shall be as follows:
FN01 Transporter's historic practice of providing Shipper flexibility in meeting the hourly variations in its requirements at city-gate delivery points under its service agreements, within the daily firm obligations set forth in Shipper's contracts, will continue unless it becomes inconsistent with the terms of Transporter's FERC Gas Tariff, as that Tariff may be changed from time to time, or unless Transporter issues an operational flow order ("OFO") limiting hourly deliveries in the manner described herein. If such an OFO is issued, Shipper will be entitled to receive hourly deliveries of 110% of 1/24th of the quantity of gas scheduled on a Gas Day, or such higher quantity as may be specified in the OFO, at its primary delivery points during any five hours falling between 5 a.m. and 9 a.m. eastern clock time or between 5 p.m. and 9 p.m. eastern clock time, respectively, as determined by Shipper (the "Hourly Flow Rate') Notwithstanding the foregoing, Transporter may issue an OFO directed at Shipper's delivery points and requiring a lower Hourly Flow Rate based upon the occurrence of an event specified in Section 17 of the General Terms and Conditions of Transporter's FERC Gas Tariff that materially affects Transporter's ability to serve Market Areas 23 and/or 25 and requiring the issuance of an OFO specifically limiting the Hourly Flow Rate to Shipper. Transporter reserves the right, if operationally necessary, to require that Shipper take its Hourly Flow Rate at its citygate delivery points on a pro rata basis based on the MDDOs at those delivery points.
FN02 [POINTS: 600013 ,600023 ,600021 ,600020 ,600018 ,600012 ,637254 ,632170 ,631929 ,600032 ] Measuring Point Nos. 600021, 600023, 600032, 631929, and 632170 (Group No.1) are in the Texas Eastern Directs Aggregate Area and the Line 1278 North Aggregate Area.
Measuring Point Nos. 600012, 600013, 600018, 600020, and 637254 (Group No.2) are in the Line 1278 North Aggregate Area.
Unless station specific MDDOs are specified in a separate firm service agreement between Transporter and Shipper, Transporter's Aggregate Maximum Daily Delivery Obligation, under this and any other service agreement between Transporter and Shipper, at the stations listed above shall not exceed the MDDO quantities set forth above for each station. In addition, Transporter shall not be obligated on any day to deliver more than the Aggregate Daily Quantities (ADQ) listed below in the Aggregate Areas listed below. The stations in Group Nos. 1 or 2 are in the Aggregate Areas set forth in greater detail below. Any station specific MDDOs in a separate firm service agreement between Transporter and Shipper shall be additive both to the individual station MDDOs set forth herein and to any applicable Aggregate Daily Quantity set forth below.

Group No.	Aggregate Area Name	Aggregate Daily Quantity

1	Texas Eastern Directs Aggregate Area (From November 1 - March 31)	20,811 DTH/D

1	Texas Eastern Directs Aggregate Area (From April 1 - October 31)	22,524 DTH/D

1 + 2	ADQ For Aggregate Area Group Nos. 1 and 2	100,000 DTH/D

Service pursuant to this Appendix A, Revision No.3 shall be effective from April 1, 2012 through March 31, 2014 and will cancel and supersede the previous Appendix A to this Service Agreement, Revision No.2, dated December 16, 2008. The Master List of Interconnects ("MLI") as defined in Section 1 of the General Terms and Conditions of Transporter's FERC Gas Tariff is incorporated herein by reference for purposes of listing valid secondary receipt and delivery points.

_X__ Yes ___No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter's FERC Gas Tariff.
___Yes _X__ No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter's FERC Gas Tariff.
___Yes _X__No (Check applicable blank) The MDDOs, ADQs, and/or DDQs set forth in Appendix A to Shipper's ___ Service Agreement No. ___ are
incorporated herein by reference.
___Yes _X__ No (Check applicable blank) This Service Agreement covers interim capacity sold pursuant to the provisions of General Terms and Conditions Section 4.20(j). Right of first refusal rights, if any, applicable to this interim capacity are limited as provided for in General Terms and Conditions Section 4.20(j).
___Yes _X__No (Check applicable blank) This Service Agreement covers offsystem capacity sold pursuant to Section 47 of the General Terms and Conditions. Right of first refusal rights, if any, applicable to this offsystem capacity are limited as provided for in General Terms and Conditions Section 47.
UGI Utilities Inc.                        COLUMBIA GAS TRANSMISSION, LLC

By Robert F. Beard                        By William Weber
Title President and CEO                    Title Contracts Team Lead
Date 3/28/12                            Date 3/12/12